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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use of our name in Form S-8 registration statement of Magnum d'Or Resources, Inc.


Oklahoma City, Oklahoma                       STEPHEN A. ZRENDA, JR., P.C.
December 28, 2007

                                              By: /s/ Stephen A. Zrenda, Jr.
                                                  ------------------------------
                                                  Stephen A. Zrenda, Jr.